Exhibit 99.3

                                    GUARANTY

         GUARANTY (the "Guaranty"), dated as of June 18, 2007, by National Professional Services Inc., a Delaware corporation, Pacific Environmental Sampling, Inc., a California corporation, Allstate Home Inspection & Environmental Testing, Ltd., a Delaware corporation, each with an address of c/oEnvironmental Service Professionals, Inc., 1111 East Tahquitz Canyon Way, Suite 110, Palm Springs, California 92262 (each a "Guarantor", collectively, the "Guarantors"), in favor of BOCA FUNDING, LLC with an office at 152 West 57th Street, 54th Floor, New York, NY (the "Secured Party").

         WHEREAS, the Guarantors are subsidiaries or affiliates of ENVIRONMENTAL SERVICE PROFESSIONALS, INC. (the "Borrower"); and

         WHEREAS, in accordance with a certain senior secured convertible note, dated as of the date hereof (the "Note"), executed by the Borrower, and certain related agreements between the Borrower and the Secured Party (collectively, as amended, restated, or extended from time to time, the "Loan Documents"), theSecured Party has agreed to loan to the Borrower up to SIX HUNDRED AND FIFTEEN THOUSAND Dollars ($615,000) (the "Loan"); and

         WHEREAS, the Secured Party's willingness to extend the loan is conditioned upon the Guarantors executing and delivering this Guaranty; and

         WHEREAS, the aforesaid Loan will be beneficial to the Guarantors inasmuch as the proceeds of the Loan to the Borrower will indirectly benefit the Guarantors;

         NOW, THEREFORE, in order to induce the Secured Party to make the Loan to the Borrower pursuant to the Loan Documents, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the Guarantors, the Guarantors hereby agree as follows:

         1. GUARANTY OF PAYMENT AND PERFORMANCE. The Guarantors hereby jointly and severally guarantee to the Secured Party the full and punctual payment when due (whether at maturity, by acceleration or otherwise), and the performance, of all liabilities, agreements and other obligations of the Borrower to the Secured Party, whether direct or indirect, absolute or contingent, due or to become due, secured or unsecured, now existing or hereafter arising or acquired (whether by way of discount, letter of credit, lease, loan, overdraft or otherwise), including without limitation all obligations under the Note (collectively, the "Obligations"). This Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance of the Obligations and not of their collectibility only and is in no way conditioned upon any requirement that the Secured Party first attempt to collect any of the Obligations from the Borrower or resort to any security or other means of obtaining their payment. Should the Borrower default in the payment or performance of any of the Obligations, the obligations of each Guarantor hereunder shall become immediately due and payable to the Secured Party, without demand or notice of any nature, all of which are expressly waived by each Guarantor. Payments by each Guarantor hereunder may be required by the Secured Party on any number of occasions.

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         2. GUARANTORS'  AGREEMENT TO PAY. Each Guarantor further agrees, as the principal obligor and not as a guarantor only, to pay to the Secured Party, on demand, all reasonable costs and expenses (including court costs and reasonable legal expenses) incurred or expended by the Secured Party in connection with enforcement of this Guaranty, together with interest on amounts recoverable under this Guaranty from the time such amounts become due under this Guaranty until payment, at the rate per annum equal to the default rate set forth in the Note; provided that if such interest exceeds the maximum amount permitted to be paid under applicable law, then such interest shall be reduced to such maximum permitted amount.

         3. UNLIMITED GUARANTY. The liability of each Guarantor hereunder shall be unlimited to the extent of the Obligations and the other obligations of each Guarantor hereunder (including, without limitation, under Section 2 above).

         4. WAIVERS BY GUARANTORS; SECURED PARTY'S FREEDOM TO ACT. Each Guarantor agrees that the Obligations will be paid and performed strictly in accordance with their respective terms regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Secured Party with respect thereto. Each Guarantor waives presentment, demand, protest, notice of acceptance, notice of Obligations incurred and all other notices of any kind, all defenses which may be available to Borrower by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshalling of assets of the Borrower, and all suretyship defenses generally. Without limiting the generality of the foregoing, each Guarantor agrees to the provisions of any instrument evidencing, securing or otherwise executed in connection with any Obligation and agrees that the obligations of each Guarantor hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (i) the failure of the Secured Party to assert any claim or demand or to enforce any right or remedy against the Borrower; (ii) any extensions or renewals of any Obligation; (iii) any rescissions, waivers, amendments or modifications of any of the terms or provisions of any agreement evidencing, securing or otherwise executed in connection with any Obligation (provided, that, the obligations of each Guarantor hereunder shall be appropriately modified to reflect any amendment or modification of the Obligations); (iv) the substitution or release of any entity primarily or secondarily liable for any Obligation; (v) the adequacy of any rights the Secured Party may have against any collateral or other means of obtaining repayment of the Obligations; (vi) the impairment of any collateral securing the Obligations, including without limitation the failure to perfect or preserve any rights the Secured Party might have in such collateral or the substitution, exchange, surrender, release, loss or destruction of any such collateral; or (vii) any other act or omission which might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a release or discharge of any other Guarantor, all of which may be done without notice to any Guarantor.

         5. UNENFORCEABILITY OF OBLIGATIONS AGAINST BORROWER. If for any reason the Borrower has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations have become irrecoverable from the Borrower by operation of law or for any other reason, this Guaranty shall nevertheless be binding on each Guarantor to the same extent as if each Guarantor at all times had been the principal obligor on all such Obligations. In the event that acceleration of the time for payment of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, or for

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any other reason,  all such amounts otherwise subject to acceleration  under the terms of any agreement evidencing, securing or otherwise executed in connection with any Obligation shall be immediately due and payable by each Guarantor.

         6. SUBROGATION; SUBORDINATION. Until the payment and performance in full of all Obligations and any and all obligations of the Borrower to any affiliate of the Secured Party, no Guarantor shall exercise any rights against the Borrower arising as a result of payment by any Guarantor hereunder, by way of subrogation or otherwise, and will not prove any claim in competition with the Secured Party or its affiliates in respect of any payment hereunder in bankruptcy or insolvency proceedings of any nature; no Guarantor will claim any set-off or counterclaim against the Borrower in respect of any liability of any Guarantor to the Borrower; and each Guarantor waives any benefit of and any right to participate in any collateral which may be held by the Secured Party or any such affiliate. The payment of any amounts due with respect to any indebtedness of the Borrower now or hereafter held by any Guarantor is hereby subordinated to the prior payment in full of the Obligations. Each Guarantor agrees that after the occurrence of any default in the payment or performance of the Obligations, after the expiration of any applicable cure period, it will not demand, sue for or otherwise attempt to collect after such time any such indebtedness of the Borrower to such Guarantor until the Obligations shall have been paid in full. If, notwithstanding the foregoing sentence, any Guarantor shall collect, enforce or receive any amounts in respect of such indebtedness, such amounts shall be collected, enforced and received by such Guarantor as trustee for the Secured Party and be paid over to the Secured Party on account of the Obligations without affecting in any manner the liability of any Guarantor under the other provisions of this Guaranty.

         7. FURTHER ASSURANCES. Each Guarantor agrees to do all such things and execute all such documents, as the Secured Party may consider reasonably necessary or desirable to give full effect to this Guaranty and to perfect and preserve the rights and powers of the Secured Party hereunder.

         8. TERMINATION; REINSTATEMENT. This Guaranty shall remain in full force and effect until the earlier of: (i) the Obligations are paid in full (other than contingent indemnity obligations), and not subject to any recapture or preference in bankruptcy or similar proceedings, and the Secured Party has no further commitment to extent credit to the Borrower or (ii) the Secured Party is given written notice of each Guarantor's intention to discontinue this Guaranty, notwithstanding any intermediate or temporary payment or settlement of the whole or any part of the Obligations. No such notice under (ii) above shall be effective unless received and acknowledged by an officer of the Secured Party at its head office. No notice under (ii) above shall affect any rights of the Secured Party or of any affiliate hereunder with respect to any Obligations incurred prior to such notice. This Guaranty shall continue to be effective or be reinstated, notwithstanding any notice or termination, if at any time any payment made or value received with respect to an Obligation is rescinded or must otherwise be returned by the Secured Party upon the insolvency, bankruptcy or reorganization of the Borrower, or otherwise, all as though such payment had not been made or value received.

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         9. SUCCESSORS AND ASSIGNS. This Guaranty shall be jointly and severally binding upon each Guarantor, its successors and assigns, and shall inure to the benefit of and be enforceable by the Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing sentence, the Secured Party may assign or otherwise transfer any agreement or any note held by it evidencing, securing or otherwise executed in connection with the Obligations, or sell participations in any interest therein, to any other person or entity, and such other person or entity shall thereupon become vested, to the extent set forth in the agreement evidencing such assignment, transfer or participation, with all the rights in respect thereof granted to the Secured Party herein.

         10. AMENDMENTS AND WAIVERS. No amendment or waiver of any provision of this Guaranty nor consent to any departure by any Guarantor therefrom shall be effective unless the same shall be in writing and signed by the Secured Party. No failure on the part of the Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

         11. NOTICES. All notices and other communications called for hereunder shall be made in writing and, unless otherwise specifically provided herein, shall be deemed to have been duly made or given when delivered by hand or mailed first class mail postage prepaid or, in the case of telegraphic or telexed notice, when transmitted, answer back received, addressed as follows: if to the Guarantors, at the address set forth above, and if to the Secured Party, at the address set forth above, or at such address as either party may designate in writing.

         12. GOVERNING LAW; CONSENT TO JURISDICTION. This Guaranty shall be governed by, and construed in accordance with, the laws of the State of New York without reference to its conflicts of laws provisions. Each Guarantor agrees that any suit for the enforcement of this Guaranty may be brought in the courts of the State of New York or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Guarantors by mail at the address specified in
Section 11 hereof. Each Guarantor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit was brought in an inconvenient court. Any enforcement action relating to this Guarantee may be brought by motion for summary judgment in lieu of a complaint pursuant to Section 3213 of the New York Civil Practice Law and Rules.

         13. WAIVER OF JURY TRIAL. EACH GUARANTOR AND, BY ITS ACCEPTANCE OF THIS GUARANTY, THE SECURED PARTY, HEREBY WAIVES TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF: (A) THIS GUARANTY OR ANY OTHER INSTRUMENT OR DOCUMENT DELIVERED IN CONNECTION WITH THE OBLIGATIONS; (B) THE VALIDITY, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF; OR (C) ANY OTHER CLAIM OR DISPUTE HOWEVER ARISING BETWEEN ANY GUARANTOR AND THE SECURED PARTY.

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         14. CERTAIN  REFERENCES.  All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person, persons, entity or entities may require. The terms "herein", "hereof" or "hereunder" or similar terms used in this Guaranty refer to this entire Guaranty and not only to the particular provision in which the term is used.

         15. MISCELLANEOUS. This Guaranty, together with the Security Agreement, delivered by the Guarantors as of the date hereof to the Secured Party, constitutes the entire agreement of the Guarantors with respect to the matters set forth herein. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement, and this Guaranty shall be in addition to any other guaranty of the Obligations. The invalidity or unenforceability of any one or more sections of this Guaranty shall not affect the validity or enforceability of its remaining provisions. Captions are for the ease of reference only and shall not affect the meaning of the relevant provisions. The meanings of all defined terms used in this Guaranty shall be equally applicable to the singular and plural, masculine, feminine and generic forms of the terms defined. The obligations of each Guarantor shall be joint and several.






















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IN WITNESS  WHEREOF,  each Guarantor has caused this Guaranty to be executed and delivered as of the date appearing in the introductory paragraph of this Guaranty.


NATIONAL PROFESSIONAL SERVICES INC.

By: /s/ Edward L. Torres
----------------------------------------------------------
     Name: Edward L. Torres
     Title: President

PACIFIC ENVIRONMENTAL SAMPLING, INC.
By: /s/ Edward L. Torres
----------------------------------------------------------
     Name: Edward L. Torres
     Title: President

ALLSTATE HOME INSPECTION & ENVIRONMENTAL TESTING, LTD.
By: /s/ Edward L. Torres
----------------------------------------------------------
     Name: Edward L. Torres
     Title: President
























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